UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   -----------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15 (d) of
                       the Securities Exchange Act of 1934

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      Date of Report (Date of earliest event reported): May 22, 2007


                                  CONSECO, INC.
             (Exact name of registrant as specified in its charter)


   Delaware                               001-31792               75-3108137
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(State or other                          (Commission          (I.R.S. Employer
jurisdiction of                          File Number)        Identification No.)
organization)

11825 North Pennsylvania Street
        Carmel, Indiana                                             46032
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(Address of principal executive offices)                          (Zip Code)

                                 (317) 817-6100
                            -------------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
                                ----------------
                        (Former name or former address,
                          if changed since last report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 7.01.  Regulation FD Disclosure.

On May 22, 2007, Conseco, Inc. (the "Company") issued a press release to announce that it has engaged Banc of America Securities LLC and J.P. Morgan Securities Inc. to act as lead arrangers and joint bookrunners in connection with the amendment of its senior secured credit agreement. A copy of the Company's press release is filed as Exhibit 99.1 to this Current Report on Form 8-K.

On May 22, 2007, the Company issued a press release to announce that at its annual shareholder meeting, its shareholders expanded the Company's board to ten members by re-electing eight directors and electing two new directors to serve terms expiring at next year's annual meeting; and ratified the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for 2007. A copy of the Company's press release is filed as
Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01.  Financial Statements and Exhibits.

     (d)  Exhibits

          99.1  Press release of Conseco, Inc. issued May 22, 2007.

          99.2  Press release of Conseco, Inc. issued May 22, 2007.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                           CONSECO, INC.

May 22, 2007
                                           By:  /s/ John R. Kline
                                                ------------------------
                                                John R. Kline
                                                  Senior Vice President and
                                                  Chief Accounting Officer